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                                                                 EXHIBIT 10.15B

                                EMAGEON UV, INC.
                         SECOND AMENDMENT AND JOINDER TO
                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

         THIS SECOND AMENDMENT AND JOINDER ("Second Amendment") to the Amended and Restated Stockholders Agreement of Emageon UV, Inc., dated October 2, 2001, as amended by the First Amendment and Joinder to the Amended and Restated Stockholders Agreement, dated May 30, 2003 (collectively, the "Agreement"), is made as of June 25, 2003, by and among EMAGEON UV, INC., a Delaware corporation (the "Company") and those holders of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock that are parties to the Agreement, and the undersigned parties holding all of the Company's outstanding shares of Series E Preferred Stock. Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Agreement.

                                   WITNESSETH:

         WHEREAS, the Common Stockholders, Series A Investors, Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors (collectively, the "Existing Parties") are parties to the Agreement;

         WHEREAS, the Company and the Series E Investors have entered into a Series E Preferred Stock Purchase Agreement of even date herewith pursuant to which the Company desires to sell to the Series E Investors and the Series E Investors desire to purchase from the Company shares of the Company's Series E Preferred Stock;

         WHEREAS, a condition to the Series E Investors' obligations under the Series E Preferred Stock Purchase Agreement is that the Company, the Existing Parties and the Series E Investors become parties to the Agreement in order to provide the Series E Investors with certain rights and to address certain matters relating to the governance of the Company;

         WHEREAS, pursuant to Section 15(e) of the Agreement, any term of the Agreement may be amended with the written consent of (i) the Company, (ii) the Investors (or their transferees) holding a majority of the outstanding shares of Preferred Stock (voting together as a single class) and (iii) the Common Stockholders (or their transferees) holding a majority of the outstanding shares of Common Stock, and any amendment effected in accordance with Section 15(e) of the Agreement shall be binding upon the Company, the Common Stockholders and the Investors and each of their future transferees;

         WHEREAS, the Company desires to amend the Agreement;

         WHEREAS, the undersigned Existing Parties, which hold a majority of the outstanding shares of Preferred Stock and a majority of the outstanding shares of Common Stock, desire to amend the Agreement; and


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         WHEREAS, the undersigned holders of all of the outstanding shares of the Company's Series E Preferred Stock desire to become parties to the Agreement, as amended by this Second Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual terms and conditions set forth herein, it is hereby agreed by and among the Company, the Common Stockholders, the Series A Investors, Series B Investors, Series B-1 Investors, Series C Investors and Series D Investors that the Agreement is hereby amended in accordance with this Second Amendment, and the undersigned holders of all of the outstanding shares of the Company's Series E Preferred Stock shall become parties to the Agreement, as amended by this Second
Amendment:

1.       AMENDMENTS.

         (A) The initial paragraph of the Agreement is hereby deleted in its entirety and replaced with the following:

         "THIS AMENDED AND RESTATED STOCKHOLDERS AGREEMENT ("Agreement"), made this 2nd day of October, 2001, by and among EMAGEON UV, INC., a Delaware corporation (the "Company"); those holders of the Company's Common Stock listed on Schedule 1 attached hereto (the "Common Stockholders"); those holders of the Company's Series A Preferred Stock listed on Schedule 2 attached hereto (the "Series A Investors"); those holders of the Company's Series B Preferred Stock listed on Schedule 3 attached hereto (the "Series B Investors"); those holders of the Company's Series B-1 Preferred Stock listed on Schedule 4 attached hereto (the "Series B-1 Investors"); those holders of the Company's Series C Preferred Stock listed on Schedule 5 attached hereto (the "Series C Investors"); those holders of the Company's Series D Preferred Stock listed on Schedule 6 attached hereto (the "Series D Investors"); and those holders of the Company's Series E Preferred Stock listed on Schedule 7 attached hereto (the "Series E Investors", and together with the Series A Investors, the Series B Investors, the Series B-1 Investors, the Series C Investors and Series D Investors collectively, the "Investors")."

         (B) The third "WHEREAS" clause of the Agreement is hereby deleted in its entirety and replaced with the following:

         "WHEREAS, the Series A Investors are the holders of all of the issued and outstanding shares of the Company's Series A Preferred Stock, $0.001 par value (the "Series A Preferred"), the Series B Investors are the holders of all of the issued and outstanding shares of the Company's Series B Preferred Stock, $0.001 par value (the "Series B Preferred"), the Series B-1 Investors are the holders of all of the issued and outstanding shares of the Company's Series B-1 Preferred Stock, $0.001 par value (the "Series B-1 Preferred"), the Series C Investors are the holders of all of the issued and outstanding shares of the Company's Series C Preferred Stock, $0.001 par value (the "Series C Preferred"), the Series D


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         Investors are the holders of all of the issued and
         outstanding shares of the Company's Series D Preferred Stock, $0.001 par value (the "Series D Preferred"), and the Series E Investors are the holders of all of the issued and outstanding shares of the Company's Series E Preferred Stock, $0.001 par value (the "Series E Preferred", and together with the Series A Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred and Series D Preferred, collectively, the "Preferred Stock")."

         (C) Section 2(d) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "(D)     OFFER TO SERIES B INVESTORS, SERIES B-1 INVESTORS,
         SERIES C INVESTORS, SERIES D INVESTORS AND SERIES E INVESTORS. In the event the Company shall decide not to purchase all the Offered Shares, Company shall notify each of the Series B Investors, Series B-1 Investors, Series C Investors, Series D Investors and Series E Investors of such decision within thirty (30) days after receipt of the Notice. The Series B Investors, Series B-1 Investors, Series C Investors, Series D Investors and Series E Investors shall have the right to purchase all (or any portion) of the Offered Shares in accordance with the terms set forth in the Notice on a pro rata basis determined by each such party's proportionate ownership interest of all outstanding Shares held by the Series B Investors, Series B-1 Investors, Series C Investors, Series D Investors and Series E Investors. In the event a Series B Investor, Series B-1 Investor, Series C Investor, Series D Investor or Series E Investor elects not to acquire its (or their) entire proportionate interest, the remaining Series B Investors, Series B-1 Investors, Series C Investors, Series D Investors and Series E Investors shall be entitled to acquire the remainder of such interest on a pro rata basis as described above; provided, however, that such Investors must notify the Selling Stockholder (and the Company) of their intention to purchase such shares within thirty (30) days from the date the Notice was delivered to the Company and the Series B Investors, Series B-1 Investors, Series C Investors, Series D Investors and Series E Investors. Investors holding a majority of the issued and outstanding Series B Preferred, Series B-1 Preferred, Series C Preferred, Series D Preferred and Series E Preferred (voting together as a single class) may waive for such Investors the rights of first refusal contained herein if such Investors deem the transfer of the Offered Shares of the Selling Stockholder to the person named in the Notice to be in the best interest of the Investors and/or Company."

         (D) The first sentence of Section 2(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "In the event the Company, the Series B Investors, Series B-1 Investors, Series C Investors, Series D Investors and Series E Investors shall decide not to purchase all the Offered Shares, Company shall notify each of the Series A Investors and Common Stockholders of such decision within thirty (30) days after receipt of the Notice."

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         (E)      The first sentence of Section 3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "In the event of a Sale of the Company, as hereinafter defined, which is approved by the holders of at least 60% of the then-outstanding Series B Preferred, Series B-1 Preferred, Series C Preferred, Series D Preferred and Series E Preferred (voting together as a single class on an as-converted basis), each Investor and each Common Stockholder shall vote all shares of Preferred Stock and/or Common Stock (including Shares of Common Stock issued upon conversion of Preferred Stock) held by him or it in favor of the Sale of the Company."

         (F) Section 5 of the Agreement is hereby deleted in its entirety and replaced with the following:

         "5.      PROHIBITION AGAINST PLEDGE OF STOCK. No Common
         Stockholder or Investor shall pledge, hypothecate or grant a security interest in all or any part of the Shares (other than pledges, hypothecations or security interests granted to lenders in connection with loans to purchase Shares) without the consent of the holders of at least 60% of the Series B Preferred, Series B-1 Preferred, Series C Preferred, Series D Preferred and Series E Preferred (voting together as a single class)."

         (G) Section 7(h) is hereby deleted in its entirety and replaced with the following:

         "(H)     BOARD EXPENSES. Company shall pay all direct
         out-of-pocket expenses reasonably incurred by directors and those with observer rights under Section 7(j) herein in attending each meeting of the Board of Directors or any committee thereof."

         (H) The first sentence of Section 7(j) of the Agreement is hereby deleted in its entirety and replaced with the following:

         "Each of STF Institutional Partners II, L.P. and Ascension Health Ventures, LLC shall have the non-assignable right to send one
(1) representative to attend in a nonvoting observer capacity to all meetings of the Board of Directors (whether held in person or by other means)."

         (I) Section 8(a)(i) is hereby deleted in its entirety and replaced with the following:

         "(i)     Reports and Notifications to be Delivered by Company.
         Unless waived, Company shall furnish to each Investor the following reports and notices so long as such holder continues to hold at least 40,000 Shares (as adjusted for stock dividends, combinations, or splits) of Preferred Stock; provided, that, in the case of affiliated Series A Investors, Series B Investors, Series B-1 Investors, Series C Investors, Series D Investors or Series E Investors, Company shall only be obligated to furnish the following reports and notices to one representative of such affiliated Series A Investors, Series B Investors, Series B-1 Investors, Series C


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         Investors, Series D Investors or Series E Investors. For
         purposes of this Section 8(a)(i), Cain Brothers Health
         Ventures and Ascension Health shall not be considered affiliated."

         (J) Section 8(b)(xvii) is hereby deleted in its entirety and replaced with the following:

         "(xvii) Key Man Insurance. Company shall maintain or cause to be maintained, in Company's own name, with financially sound and reputable insurers, life insurance in an amount not less than One Million Dollars ($1,000,000) on each of the lives of Jett, Gary A. York ("York") and Mark Gehring (on or before July 30, 2003), for such period of time as each is employed by Company or is an officer or director of Company. Such policies shall be owned by Company and all benefits thereunder shall be payable to Company."

         (K) Section 8(b)(xx) is hereby deleted in its entirety and replaced with the following:

         "(xx)    Fees and Expenses. Company shall reimburse Investors
         upon demand for all reasonable costs and expenses (including reasonable attorneys' fees and expenses) incurred by Investors, or any successor thereto, in enforcing the obligations of Company under this Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement or the Series E Purchase Agreement."

         (L) Section 9(a) is hereby deleted in its entirety and replaced with the following:

         "(a)     Grant of Preemptive Rights. Except as set forth in
         Section 9(c) hereof, in the event the Company shall issue or sell any shares of Common Stock, any rights or options to purchase Common Stock, or any debt or shares convertible into or exchangeable for Common Stock, whether now or hereafter authorized and whether unissued or in treasury (collectively, "Preemptive Shares"), each Investor who at such time holds any Preferred Stock (a "Preemptive Investor") shall have the right to acquire, at a price no less favorable than that at which such shares, rights, options or obligations are to be offered to others, a proportion of the offered shares, rights, options or obligations as provided in Section 9(b). This Section 9 shall not be construed to limit in any manner any restrictions on the sale of securities of the Company set forth in the Certificate or elsewhere in this Agreement.

         (M) Section 9(b) is hereby deleted in its entirety and replaced with the following:

         "(b)     Method of Exercising Preemptive Right. The Company
         shall give each Preemptive Investor written notice of any issuance or sale to which the rights granted in Section 9(a) apply (a "Subject Issuance"), in advance thereof or promptly thereafter, and each such Preemptive Investor shall have twenty (20) days from the giving of such notice within which to elect to acquire such number of Preemptive Shares (of the same class or series, and having the same relative rights and preferences, as the securities offered in the Subject Issuance) which


                                  5
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         shall be determined when such Preemptive Investor's
         percentage ownership of the outstanding Common Stock (which shall be determined as if all outstanding Preferred Stock had been converted into Common Stock) immediately preceding the Subject Issuance is multiplied by the aggregate number of Preemptive Shares referred to in the Company's notice ("Initial Preemptive Right"). If any transaction specified by the Company in any such notice shall be consummated after the date that is six (6) months after the date of such notice, the Company shall again comply with the provisions of this
         Section 9(b) with respect to such transaction, and all Preemptive Investors shall again have preemptive rights hereunder with respect thereto, regardless of whether any such Preemptive Investor had previously exercised or failed to exercise such rights. Any purchase of securities pursuant to the exercise of preemptive rights hereunder with respect to a Subject Issuance that has not been consummated at the time the Company's notice is given shall be consummated simultaneously with, and shall be conditioned upon, consummation of the transaction proposed by the Company."

         (N) Section 15(d) is hereby amended by adding the following new clause (vi) after clause (v):

         "(vi)    if to a Series E Investor, at such Series E
         Investor's address as set forth on Schedule 7 attached hereto, or at such other address as such Series E Investor shall have furnished to the other parties hereto in writing."

         (O) The last sentence of Section 15(e) is hereby deleted in its entirety and replaced with the following:

         "Notwithstanding anything to the contrary in this Section 15(e), the Company shall be entitled to add additional purchasers of Shares of its Preferred Stock pursuant to
         Section 2.1 of the Series E Preferred Stock Purchase Agreement, dated as of June 25, 2003, as parties to this Agreement as and in the manner set forth in such Section 2.1, and each such additional purchaser shall thereafter be deemed to be a Series E Investor for all purposes hereunder."

         (P) A new Schedule 7 is hereby added to the Agreement in the form attached as EXHIBIT A hereto.

2. JOINDER. Each undersigned holder of Series E Preferred hereby agrees that upon execution of this Second Amendment by such person or entity, such person or entity shall become a party to the Agreement, as amended by this Second Amendment, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as amended by this Second Amendment, as though such person or entity were an original party thereto and shall be deemed a Series E Investor for all purposes thereof.


                                       6
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3.       GENERAL PROVISIONS.

         (A)      NO OTHER AMENDMENTS. Except for the amendments contained in
SECTION 1 of this Second Amendment, the Agreement shall remain in full force and effect.

         (B) AUTHORIZATION. Each Common Stockholder and Investor (which term shall include the undersigned holders of the Series E Preferred Shares) hereby represents and warrants to the Company and to each other that (i) such Common Stockholder or Investor has full power and authority to execute, to deliver and to perform such Common Stockholder's or Investor's obligations under this Second Amendment; and (ii) the execution and delivery of this Second Amendment has been duly and validly authorized, and all necessary action has been taken to make this Second Amendment a valid and binding obligation of such Common Stockholder or Investor, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered a proceeding in equity or at law).

         (C) GOVERNING LAW. This Second Amendment shall be governed by and construed under the laws of the State of Delaware, as applied to agreements among Delaware residents made and to be performed entirely within the State of Delaware, and without regard to the conflicts of law principles as may otherwise be applicable.

         (D) BINDING ON SUCCESSORS. This Second Amendment shall bind and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors and permitted assigns.

         (E) COUNTERPARTS AND SIGNATURE BY FACSIMILE. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Second Amendment for purposes of execution or otherwise is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Second Amendment or any notice required thereof.

                   [THE FOLLOWING PAGE IS THE SIGNATURE PAGE]


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         IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the day and year first above written.

                                       COMPANY:

                                       EMAGEON UV, INC.



                                       By: /s/ Charles A. Jett, Jr.
                                          -------------------------------------
                                           Charles A. Jett, Jr., President


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              [Individual Signature Pages of Stockholders Omitted]


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                                    EXHIBIT A

                                   SCHEDULE 7

                               SERIES E INVESTORS

Ascension Health
4600 Edmundson Road
St. Louis, MO 63134
Telephone: 314-733-8100
Facsimile: 314-733-8002

CB Healthcare Fund II, L.P.
452 Fifth Avenue
25th Floor
New York, NY 10018
Telephone: 212-869-5600 x1229
Facsimile: 212-869-6418

CB-AH Parallel Fund II, L.P.
452 Fifth Avenue
25th Floor
New York, NY 10018
Telephone: 212-869-5600 x1229
Facsimile: 212-869-6418

Southeastern Technology Fund, L.P.
207 East Side Square
Huntsville, AL 35801
Facsimile: 256-883-8558

STF Partners II, L.P.
207 East Side Square
Huntsville, AL 35801
Facsimile: 256-883-8558

STF Partners QP II, L.P.
207 East Side Square
Huntsville, AL 35801
Facsimile: 256-883-8558

STF Institutional Partners II, L.P.
207 East Side Square
Huntsville, AL 35801
Facsimile: 256-883-8558


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The Permanente Federation LLC
1800 Harrison Street, 22nd Floor
Oakland, CA 94612
Facsimile: 510-267-4036

Kaiser Foundation Hospitals
1800 Harrison Street, 22nd Floor
Oakland, CA 94612
Facsimile: 510-267-4036

Harbinger/Aurora Venture Fund, L.L.C.
One Riverchase Parkway South
Birmingham, AL 35203
Facsimile: 256-883-8558

Harbinger/Aurora QP Venture Fund, L.L.C.
One Riverchase Parkway South
Birmingham, AL 35203
Facsimile: 256-883-8558

John W. Thompson
Thompson Plumb Investment 5th Floor
1200 John Q. Hammons Drive
Madison, WI 53717

R. Ryan Kubly
1112 7th Avenue
Monroe, WI 53566

Tim Reiland
2319 E. Newton Ave.
Shorewood, WI 53211

John C. Thompson
9117 Settlers Rd.
Madison, WI 53717

Gregory Lynch & Eileen Schnabel
2323 White Oak Trail
Oregon, WI 53575

Dennis Skogen
3154 Wacheeta Drive
Madison, WI 53711


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Roland Reinholtz
7341 Summit Ridge Rd
Middleton, WI 53562

GFP Ultravisual LLC
Attn: Mr. Bruce P. Gendelman
10335 N Port Washington Rd., Ste. 200
Mequon, WI 53092

Michael G. Laskis
812 Butternut Rd.
Madison, WI 53704

Jeff Rusinow
1401 E. Goodrich Court
Fox Point, WI 53217

Whitt Case
N3581 Stebbins Rd
Polynette, WI 53955

Mehta Revocable Trust
6406 Brandywood Trail
Sun Prairie, WI 53590

Marcus Cohen, M.D.
114 Ozark Trail
Madison, WI 53705

Harry Roth
3690 Lake Mendota Dr.
Madison, WI 53705

James Riederer
1750 Dickson Pl
Sun Prairie, WI 53590-3504

Anthony J. Jasen
W 2415 Rustic Dr.
Campbellsport, WI 53010

William J. Kalmer CLU Ltd.
611 N Broadway #411
Milwaukee, WI 53202

John A. Turcott
4611 Signature Drive
Middleton, WI 53562

Dave Reinecke
2356 Sugar River Rd.
Verona, WI 53593

Terence F. Kelly
1007 Hillside Avenue
Madison, WI 53705

James E. Burgess
Suite 301 First Federal
202 State St
Madison, WI 53703

Philip F. Powondra
2560 S. 78th St.
West Allis, WI 53219

Herman and Gwen Shapiro Foundation
Attn: Mr. David G. Walsh
P.O. Box 1497
Madison, WI 53701-1497

David G. Walsh
P.O. Box 1497
Madison, WI 53701

James J. Silbernagel and Joanne M. Silbernagel
Family Trust
W 2329 Capital Dr.
Campbellsport, WI 53010

William D. Melton
100 Liberty Hill Drive
P.O. Box 800
Evergreen, AL 36401
Facsimile: 251-578-2427

Richgood Corporation
402 Office Park Dr., Suite 104
Birmingham, Alabama 35223
Facsimile: 205-879-3337

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Greystone Capital Partners I, LLC
1710 6th Avenue North
Birmingham, Alabama 35203
Facsimile: 205-226-8799

Jemison Investment Co., Inc.
2001 Park Place, Suite 320
Birmingham, Alabama 35203
Facsimile: 205-324-7684

James D. Davis
2001 Park Place, Suite 320
Birmingham, Alabama 35203
Facsimile: 205-324-7684

Miller Investment LLC
P.O. Box 957
Brewton, AL 36427
Facsimile: 251-867-2146